Prudential World Fund, Inc.

Jennison Global Growth Fund

Prospectus and Statement of Additional Information

Dated: December 30, 2005

Supplement dated January 23, 2006

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Effective as of the close of business on January 25, 2006, Michelle I. Picker, CFA is no longer a portfolio manager of the Fund. Daniel J. Duane, CFA will remain as a portfolio manager of the Fund.

To reflect this change, all references and information pertaining to Ms. Picker contained in the Prospectus and Statement of Additional Information of the Fund are deleted, effective as of the close of business on January 25, 2006.

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